UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 19, 2005
                                                         ---------------

                                Moving Bytes Inc.
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               (Exact name of Registrant as specified in charter)

                Canada               000-30058               52-2267986
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      (State or other jurisdic-     (Commission             (IRS Employer
        tion of incorporation)      File Number)          identification No.)


             100 Wall Street, 15th Floor, New York, New York, 10005
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212-232-0120)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

         Moving Bytes Inc. (the "Company", "we", "us" or "Moving Bytes") entered into a Share Exchange Agreement, dated as of August 15, 2005 (the "Share Exchange Agreement"), to effectuate a share exchange (the "Share Exchange") with all of the shareholders of China International Enterprise Corp., a Delaware corporation ("CIEC"). The Share Exchange Agreement was closed on August 19, 2005. The parties to the Share Exchange Agreement are CIEC, all shareholders of CIEC ("CIEC Shareholders"), Heng Xing Technology Group Development Limited, a British Virgin Islands corporation ("XHT"), and Guzov Ofsink, LLC as escrow agent.

         Prior to the Share Exchange, the CIEC Shareholders owned 9,970,000 shares of common stock, par value $0.001 per share, of CIEC (the "CIEC Shares"), representing 100% of the issued and outstanding capital stock of CIEC. CIEC owns 100% of the issued and outstanding shares of common stock, par value $1.00 per share, of XHT. XHT owns 100% of the issued and outstanding shares of Shenzhen Hengtaifeng Technology Co., Ltd. ("HTF" or the "Operating Company"), a company organized under the laws of People's Republic of China ("PRC").

         To facilitate the Share Exchange, three CIEC shareholders, American Union Securities, Inc. ("AUS"), Warner Technology & Investment Corp. ("Warner") and Hua Kang (David) Zhou ("Zhou"), entered into an Allocation Agreement dated as of August 12, 2005 pursuant to which the three shareholders agreed to transfer an aggregate of 670,000 shares of common stock of CIEC to certain transferees and surrendered for cancellation an additional 830,000 shares. As a result of the consummation of the Allocation Agreement, Warner and Zhou no longer held any CIEC Shares and AUS' ownership of CIEC Shares was reduced to 300,000. The transferees, Yue Xing, John Leo, Cranberry Heights Group, Ltd., Liu Ming, and Zhang Yi, became shareholders of CIEC and parties to the Share Exchange Agreement.

         Under the Share Exchange Agreement Moving Bytes agreed to issue an aggregate of 638,080,000 shares of common stock of Moving Bytes to the CIEC Shareholders, representing 92.87% of the issued and outstanding capital shares of Moving Bytes giving effect to the Share Exchange. As a condition to the closing of the Share Exchange, Warner also agreed to surrender to Moving Bytes for cancellation, a certificate or certificates for an aggregate of 126,446,065 shares of Moving Bytes so that Warner would own 12,800,000 shares of Moving Bytes after the cancellation. As conditions to the obligation of Moving Bytes to close the Share Exchange Agreement, this Current Report on Form 8-K to report the entering into the Share Exchange Agreement was required to have been filed and AUS was to have received a $100,000 fee.

         As a result of the consummation of the Share Exchange Agreement, Moving Bytes acquired 100% of the outstanding shares of China International Enterprises Corp., a Delaware corporation ("CIEC"), from all of the Shareholders of CIEC. CIEC is holding company for Heng Xing Technology Group Development Limited, a British Virgin Islands corporation ("XHT"). The only asset of XHT is 100% of the shares of Shenzhen Hengtaifeng Technology Co., Ltd., a PRC corporation ("HTF") that is classified as a wholly owned foreign enterprise under PRC law by virtue of its ownership by XHT.

         In connection with the Share Exchange Agreement, HTF entered into a letter agreement ("Warner Letter Agreement") dated as of August 12, 2005 with Warner Technology and Investment Corp. ("Warner"), which was a former CIEC shareholder and Moving Bytes shareholder prior to the Share Exchange. According to the Warner Letter Agreement, Warner agreed to provide certain consulting services to CIEC and HTF relating to the prior structuring and capital raising efforts of CIEC ("Prior Structuring"), the Share Exchange, and the subsequent capital restructuring of Moving Bytes following the Share Exchange ("Subsequent Restructuring"). In exchange, Warner received the sum of $350,000 as a fee and as an advance non-accountable expense reimbursement for the expenses incurred or to be incurred in connection with the Prior Structuring, the Share Exchange and the Subsequent Restructuring (including the contemplated re-domicile of Moving Bytes into a state in the U.S., the change of the name of Moving Bytes to a name selected by HTF, a reverse split of Moving Bytes's common shares, and the election of designees of HTF as directors and officers of Moving Bytes). The Warner Letter Agreement superseded and rescinded all of the former written agreements made between HFT/CIEC and Warner regarding the Warner's role in the capital restructuring and capital raising efforts of HFT/CIEC.

         On August 18, 2005, an Assignment and Assumption Agreement was made by and among Moving Bytes, Warner, and Hua Kang (David) Zhou, pursuant to which Warner will accept the assignment of assets of Moving Bytes, and Warner together with Hua Kang Zhou will jointly and severely assume all of the duties and obligations to be performed by Moving Bytes after August 18, 2005.

         On August 15, 2005, Moving Bytes entered into a Loan Forgiveness and Termination Agreement with Hua Kang (David) Zhou ("Zhou"), under which Zhou will forgive the outstanding balance of a loan in the amount of $10,000 (the "Loan") made to Moving Bytes under a Loan Agreement, dated as of June 13, 2005. In connection with the forgiveness of the Loan, Zhou agreed to waive the right of conversion of the Loan amount into common shares of Moving Bytes and terminate the Loan Agreement, effective immediately on August 15, 2005.

         In connection with the Share Exchange Agreement, HTF also entered into a letter agreement, dated as of August 19, 2005, with American Union Securities Inc., a former shareholder of Moving Bytes and CIEC (the "AUS Letter Agreement"). The AUS Letter Agreement amended certain inconsistent provisions in two former agreements between AUS and HTF, dated as of November 24, 2004 and January 18, 2005, respectively. Under these two former agreements, AUS agreed to provide certain financial and consulting services to HFT in connection with the Share Exchange in exchange for a fee. The AUS Letter Agreement changed the amount of the fee due to AUS to $200,000, of which $100,000 had already been paid to AUS prior to the Share Exchange, and the remaining $100,000 was paid upon the Closing of the Share Exchange.

Item 2.01. Completion of Acquisition or Disposition of Assets

         Upon the closing of the Share Exchange Agreement, Moving Bytes acquired all of the outstanding shares of CIEC. CIEC is the holding company for Heng Xing Technology Group Development Limited, a British Virgin Islands corporation ("XHT"). The only asset of XHT is 100% of the shares of Shenzhen Hengtaifeng Technology Co., Ltd., a PRC corporation ("HTF") that is classified as a wholly owned foreign enterprise under PRC law by virtue of its ownership by XHT.

         The result of the Share Exchange, as set forth in the following diagram, is that CIEC is now a wholly owned subsidiary of the Company and XHT remains a wholly owned subsidiary of CIEC and the sole shareholder of HTF.

                                Moving Bytes Inc.
                                        |
                 China International Enterprises Corp. ("CIEC")
                                        |
             Heng Xing Technology Group Development Limited ("XHT")
                                        |
Shenzhen Hengtaifeng Technology Co., Ltd. ("HTF" or the "Operating Company")

         HTF is a provider of application software and system integration services in China. Specifically, HTF develops and produces housing accumulation fund software and credit guarantee management software products. It also develops family planning and property management software and provides related system integration services.

         Except for the transactions described in Item 1.01 above, Moving Bytes has no other material relationship with the CIEC Shareholders.


SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

         As a result of the Allocation Agreement and the Share Exchange Agreement described in Item 1.01 above, the CIEC Shareholders became the owners of approximately 92.87% of the issued and outstanding shares of common stock of Moving Bytes and obtained control of Moving Bytes.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         According to the By-laws of the Company, 25% of the directors of the Company must be resident of Canada. A majority of the directors of any committees of the Company must also be resident Canadians. Furthermore, if any of the securities of the Company are traded in the public market, at least one director must not be officers or employees of the Company or any of its affiliates.

Prior to the Share Exchange, the Board of Directors of Moving Bytes consisted of Ming Liu, David Zhou and John Leo. Following the closing of the Share Exchange Agreement, David Zhou resigned as director and resigned from all of his positions at the Company, including without limitation, President, Chief Executive Officer and Chief Financial Officer. The remaining directors elected Mr. Yuan Qing Li and Ms. Jian Ping Wu as directors of Moving Bytes. In addition, the Board of Directors appointed new executive officers to the Company. The newly appointed directors shall serve until the next annual meeting of shareholders of Moving Bytes or until their earlier death, disability or resignation.

         Set forth below is certain information concerning the directors and executive officers of Moving Bytes after the Share Exchange:

         Name                       Position(s)                       Age

         Li Yuan Qing               Chairman,                          36
                                    President and Director

         Wu Jian Ping               Director                           33

         Ming Liu                   Director (independent)             30
         (Canadian)

         John Leo                   Director (independent),            40

         Shen Ding Hong             Chief Financial Officer            36
                                    & Chief Accounting Officer

         Yu Qing Biao               Secretary                          37

         Set forth below is certain information concerning the directors and executive officers of CIEC, XHT and HTF:

         Name                       Position(s)                       Age

         Li Yuan Qing               Director, Chairman,                36
                                    and President of CIEC
                                    Executive Director of XHT
                                    Chairman of HTF

         Wu Jian Ping               Director of CIEC                   33
                                    Executive Officer of HTF

         Shen Ding Hong             Director and Chief                 36
                                    Financial Officer, and
                                    Chief Accounting Officer of CIEC
                                    Director and Financial Manager HTF

         Yu Qing Biao               Secretary of CIEC                  37

         Chen Ling                  Director - XHT                     38

         Qiu Zhen Liang             Director and Member of XHT44

         Yue Xin                    Director of HTF                    41

         Chen Ning Xiang            Director of HTF                    37

         Ma Ping                    Director of HTF                    39

         Li, Yuan Qing has been the Chairman and President of CIEC since January 2005, the Executive Director of XHT since 2004 and the Chairman of HTF since 2003. He has been a director of HTF for more than five years and was the CEO of HTF from 2000 to 2004. Mr. Li has also served as the Director of Jiangsu Qi Hang Digital Control Engine Bed Co., Ltd. and Jiangsu Zhenjiang Xinzhou Mechanics Factory, and as the Executive Director of Hengtaifeng International Holdings Co., Ltd. He graduated from Shenzhen University in 1989 and earned an Executive MBA degree from Zhongshan University in 2003.

         Wu, Jian Ping has been a Director of CIEC since January 2005. She has also served as the CEO of HTF since January 1, 2005. Ms. Wu has served as the Manager of Credit Guarantee Department of HTF and the Vice President of HTF from 2003 to 2004. She was the Vice President of Shenzhen Municipal Pu Da Technology Co., Ltd., an enterprise engaged in the development and sale of office management software and client source management software, from 2001 to 2003, a member of the Project Research Staff of Shenzhen Saibo Technology Co., Ltd., an applications software company specializing in networking software, from 2000 to 2001 and the Sales Manager and Manager of the Market Department of Shenzhen Shu Ju Tong Computer Network System Co., Ltd. from 1999 to 2000.

         Mr. Ming Liu is a business professional having served with several technology companies. During 2004 Mr. Liu was Secretary of Advanced Battery Technologies Inc. (OTCBB: ABAT). Prior to this he was Vice President of Heilongjiang Zhongqiang Power Tech. China from 2002 to 2004 and Vice President of Haerbin Ridaxing Science & Tech. Co., Ltd. China from 1999 to 2002. Mr. Liu is currently a Director of Advanced Battery Technologies Inc.

         Mr. John Leo is the founder and President of American Union Securities, Inc. ("AUS"). AUS is an NASD member firm, which specializes in identifying successful private companies in China that have the potential to be a successful public company in the US. Prior to starting AUS Mr. Leo was the founder and managing member of Venture Capital Partners, LLC ("VCP"), a private merchant banking and consulting firm. VCP provided various advisory services to both late stage private companies and small to mid-sized public companies. From 1997 through 2001 Mr. Leo worked as a market maker trading Pink Sheet, OTC BB, and NASDAQ listed securities as well as IPO's. Mr. Leo has an extensive background in securities trading and the financial transaction business. He became a registered representative in 1987 focusing on small to midsize companies, private placements and secondary offerings. He has previously worked for several full service investment banking and brokerage firms, as well as wholesale and proprietary trading firms, as a principal and as a market maker.

         Shen, Ding Hong has been a CFO and Chief Accounting Officer of Moving Bytes since August 19, 2005 and a Director, CFO and Chief Accounting Officer of CIEC since January 2005. She has been Financial Manager of HTF since 2003. From 1999 to 2002 she served as the Manager of He Zhong Heng Software Co., Ltd.

         Yu, Qing Biao has been the secretary of CIEC since January 2005 and of Moving Bytes since August 19, 2005. During the past five years, he has worked for HTF serving as Assistant Manager of the Technology Department from June 1, 2001 to December 31, 2001, Administrative Manager on Human Resource Administration from January 1, 2002 to December 31, 2002, vice president of HTF and manager of the HTF IT resource department from January 1, 2003 to December 31, 2003; executive vice president of HTF and manager of the HTF IT resource department from January 1, 2004 to December 31, 2004 and vice president of HTF since January 1, 2005. Prior to his joining HTF, he had worked for Jing Zhong Daily as Editor and Director for the Computer Center for over 11 years.

         Qiu, Zhen Liang is a Director of XHT since its incorporation on May 28, 2004. He has served as both the CEO of Shenzhen Municipal Hope Realization Network Technology Co, Ltd. and the Chairman of Shenzhen Qi Xin Credit Guarantee Co., Ltd. since 2002. He has also served as the CEO of Shenzhen Shengdaxian Development Group Co., Ltd., a provider which has 30% equity of HTF and doing credit guarantee, networks and international trading, from 1994 to date.

         Chen, Ling has been a Director of XHT since its incorporation on May 28, 2004 and a Director of HTF since 2003. She served as a Supervisory Officer of Shenzhen Hengtaifeng Industrial Company, the HTF's predecessor company, from 1999 to 2002, and as a Supervisory Officer of HTF from 2002 to 2003.

         Chen, Ning Xiang has been a Director of HTF and Shenzhen Shengdaxian Development Group Company since 2003. Prior to that, he served as the Manager for the Comprehensive Management Department and the Legal Consultant of Shenzhen Municipal Sheng Long Industrial Co., Ltd. from 1993 to 2003.

         Ma, Ping has been a Director of HTF and the Manager of the Audit Department of Shenzhen Shengdaxian Development Group Company ("Shengdaxian") since 2003. During the past five years, she has also served as the Financial Manager of Shengdaxian from 2000 to 2005.

Family Relationships

         There are no family relationships between or among any executive officers or Directors of the Company or our subsidiaries except that Li Yuan Qing, our Chairman and President, is the husband of Chen Ling, who is a Director of our subsidiary, XHT.

Certain Relationships and Related Transactions

         Other than the security ownership in the Company and its subsidiaries, and except for the Warner Letter Agreement, the Assumption and Assignment Agreement, the Loan Forgiveness and Termination Agreement, and the AUS Letter Agreement described in Item 1.01 of this Form 8-K, the Company has no other related transactions with its current or former directors or executive officers.

Employment Agreement

         The Company has not entered into any employments with our executive officers or other employees to date.


Item 5.06. Change in Shell Company Status

         As a result of the Share Exchange Agreement described in Item 1.01, Moving Bytes became the sole shareholder of CIEC and HTF became an indirectly wholly owned subsidiary of Moving Bytes. Moving Bytes is no longer a shell company (defined under Rule 12b-2 of the Exchange Act, as amended, to be a company "with no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets").

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. To be filed in the Amendment to this Form 8-K.
(b) Pro Forma Financial Information. To be filed in the Amendment to this Form 8-K.
(c) Exhibits.

10.1 Share Exchange Agreement, dated as of August 15, 2005, by and among Moving Bytes Inc., CHINA INTERNATIONAL ENTERPRISES CORP ("CIEC) ., HENG XING TECHNOLOGY GROUP DEVELOPMENT LIMITED, all of the shareholders of CIEC, whose names and addresses are set forth on Exhibit A attached to the Agreement, and GUZOV OFSINK, LLC, as escrow agent.

10.2 Allocation Agreement, dated as of August 12, 2005, by and among CHINA INTERNATIONAL ENTREPRISES CORP. ("CIEC"), WARNER TECHNOLOGY & INVESTMENT CORP. ("Warner"), HUAKANG ZHOU ("Zhou") and AMERICAN UNION SECURITIES, INC. ("AUS").

10.3 Letter Agreement, dated as of August 12, 2005, by and between HTF and Warner.

10.4 Assignment and Assumption Agreement, dated as of August 18, 2005, by and among Moving Bytes, Warner and Hua Kang (David) Zhou.

10.5 Loan Forgiveness and Termination Agreement, dated as of August 15, 2005, by and between Hua Kang (David) Zhou and Moving Bytes.

10.6 Letter Agreement, dated as of August 19, 2005, by and between HFT and American Union Securities Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving Bytes Inc.
(Registrant)


Date: August 19, 2005                         By: /s/ John Leo
                                              ------------------------
                                              Name:  John Leo
                                              Title: Secretary